Income Taxes	12 Months Ended
Dec. 31, 2016
Income Taxes [Abstract]
Income Taxes
Note 19 - Income Taxes

A.	Tax under various laws

The Company and its subsidiaries are assessed for income tax purposes on a separate basis. Each of the subsidiaries is subject to the tax rules prevailing in the country of incorporation.

B.	Details regarding the tax environment of the Israeli companies

(1)	Corporate tax rate

Presented hereunder are the tax rates relevant to the Company in Israel for the years 2014-2016:

2014 – 26.5%
2015 – 26.5%
2016 – 25%

On January 4, 2016 the Knesset plenum passed the Law for the Amendment of the Income Tax Ordinance (Amendment 216) - 2016, by which, inter alia, the corporate tax rate would be reduced by 1.5% to a rate of 25% as from January 1, 2016.

Furthermore, on December 22, 2016 the Knesset plenum passed the Economic Efficiency Law (Legislative Amendments for Achieving Budget Objectives in the Years 2017 and 2018) – 2016, by which, inter alia, the corporate tax rate would be reduced from 25% to 23% in two steps. The first step will be to a rate of 24% as from January 2017 and the second step will be to a rate of 23% as from January 2018.

Current taxes for the reported periods are calculated according to the enacted tax rates presented above, subject to the benefit under the Law for the Encouragement of Capital Investment.

(2)	Benefits under the Law for the Encouragement of Capital Investments (hereinafter - “the Encouragement Law”)

(a)	Approved and Beneficiary enterprise

An industrial enterprise of the Company and a certain subsidiary were granted “Approved Enterprise” and “Beneficiary Enterprise” status in accordance with the Encouragement Law. The Company has chosen 2005 and 2010 as the years of election.

The income generated by the “Beneficiary Enterprise” is exempt from tax over a period of up to 10 years beginning with the year in which the Company first had taxable income and subject to the years of election (limited to the earlier of a maximum period of 12 years from the year of election). The tax benefit of the Approved Enterprise has expired.

The tax benefit period of the beneficiary enterprise that commenced operations in 2005 and 2007 ended and will end in 2014 and 2016, respectively, whereas the benefit period of the Beneficiary Enterprise that commenced operations in 2010 will end in 2021. The benefits are contingent upon compliance with the terms of the Encouragement Law, such provisions generally require that at least 25% of the Beneficiary Enterprise’s income will derive from export. The Company is currently in compliance with these terms.

(b)	Amendment to the Law for the Encouragement of Capital Investments – 1959

On December 29, 2010 the Knesset approved the Economic Policy Law for 2011-2012, which includes an amendment to the Law for the Encouragement of Capital Investments – 1959 (hereinafter – “the Amendment”). Companies could choose not to be included in the scope of the Amendment to the Encouragement Law and to stay in the scope of the law before its amendment until the end of the benefits period of its approved/beneficiary enterprise.

On August 5, 2013 the Knesset passed the Law for Changes in National Priorities (Legislative Amendments for Achieving Budget Objectives in the Years 2013 and 2014) – 2013, which determined that as of 2014 tax year the tax rate on preferred income will be 9% for Development Area A in which the Company is situate and 16% for the rest of the country.

On December 22, 2016, the Knesset plenum passed the Economic Efficiency Law (Legislative Amendments for Achieving Budget Objectives in the Years 2017 and 2018) – 2016, by which, inter alia, preferred enterprise in development area A will be subject to tax rate of 7.5% instead of 9% effective from January 1, 2017 and thereafter (the tax rate applicable to preferred enterprises located in other areas remains at 16%).

(c)
A company having a beneficiary enterprise that distributes a dividend from exempt income, will be required in the tax year of the dividend distribution to pay income tax on the amount of the dividend distributed at the tax rate that would have been applicable to it in the year the income was produced if it had not been exempt from tax.

The Company intends to indefinitely reinvest the amount of its tax-exempt income and not distribute any amounts of its undistributed tax exempt income as a dividend. Accordingly, no deferred tax liabilities have been provided on income attributable to the Company's Approved and Beneficiating Enterprise Programs.

Out of Camtek's retained earnings as of December 31, 2016 approximately $18,606 are tax-exempt earnings attributable to its Approved Enterprise and approximately $2,829 are tax-exempt earnings attributable to its Beneficiating Enterprise. The tax-exempt income attributable to the Approved and Beneficiating Enterprises cannot be distributed to shareholders without subjecting the Company to taxes. If these retained tax-exempt profits are distributed, the Company would be taxed at the reduced corporate tax rate applicable to such profits (currently – up to 25% pursuant to the implementation of the Investment Law). According to the Amendment, tax-exempt income generated under the Beneficiating Enterprise will be taxed upon dividend distribution or complete liquidation, whereas tax exempt income generated under the Approved Enterprise will be taxed only upon dividend distribution (but not upon complete liquidation, as the tax liability will be incurred by the shareholders).

As of December 31, 2016, if the income attributed to the Approved Enterprise was distributed as a dividend, the Company would incur a tax of approximately $4,651. If income attributed to the Beneficiary Enterprise was distributed as dividend, or upon liquidation, the Company would incur a tax in the amount of approximately $707. These amounts will be recorded as an income tax expense in the period in which the Company declares the dividend.

C.	Details regarding the tax environment of the Non Israeli companies

Non Israeli subsidiaries are taxed according to the tax laws in their countries of residence as reported in their statutory financial statement prepared under local accounting regulations.

The subsidiary in China is entitled to a 40% tax reduction from the standard tax rate of 25% to 15% starting January 1 2016.

As of December 31, 2016, Camtek has not provided for income taxes on the undistributed earnings of approximately $12,850 of one of its major foreign subsidiaries since these earnings are intended to be indefinitely reinvested. The amount becomes taxable upon a distribution from the subsidiary or a sales of the subsidiary. A deferred tax liability will be recognized when the Company no longer demonstrates that it plans to indefinitely reinvest these undistributed earnings. It is not practicable to estimate the amount of additional taxes that might be payable on such undistributed earnings. However, liquidity deterioration in the future could require the Company to change its plans and repatriate all or a portion of these undistributed earnings, which may increase tax expenses and deferred tax liability. The Company’s management has determined not to distribute any amounts of its undistributed income from that specific subsidiary, as a dividend or otherwise, as such distribution would result in a tax liability.

D.	Composition of income (loss) before income taxes and income tax expense (benefit)

	Year Ended December 31,
	2016	2015	2014
	U.S. Dollars
Income (loss) before income taxes:
Israel	2,007	(13,807)	2,975
Non-Israeli	3,615	1,871	941

	5,622	(11,936)	3,916

Income tax expense:
Current:
Israel	110	146	191
Non-Israeli	824	414	224
	934	560	415
Deferred tax expense (benefit):
Israel	620	(2,654)	38
Non-Israeli	(666)	271	126
	(46)	(2,383)	164

	888	(1,823)	579

E.	Reconciliation of statutory tax expense to actual income tax

The following is a reconciliation of the theoretical income tax expense, assuming all income is taxed at the statutory tax rate applicable to Israeli companies, and the actual income tax expense:

	Year Ended December 31,
	2016	2015	2014
	U.S. Dollars
Income (loss) before income taxes	5,622	(11,936)	3,916

Statutory tax rate	25%	26.5%	26.5%

Theoretical income tax expense (benefit)	1,406	(3,163)	1,038

Increase (decrease) in income tax expense resulting from:

Tax expense (benefits) arising from “Approved and
Beneficiating Enterprises” and preferential tax rate in China	(198)	(523)	(1,215)

Change in valuation allowance(*)	(721)	308	(40)

Non-deductible expenses(**)	182	640	55

Differences between foreign currencies
and dollar-adjusted financial statements-net	6	283	952

Foreign tax rate differential	(63)	(44)	(13)

Undistributed earnings of subsidiary	-	490	-

Change in tax rate	592	-	-

Other	(316)	186	(198)

Actual income tax expense (benefit)	888	(1,823)	579

Per share effect of the tax benefits arising from
“Approved and Beneficiating Enterprises” and
preferential tax rate in China:

Basic	$0.00	$0.00	$(0.04)

Diluted	$0.00	$0.00	$(0.04)

(*)	Included within the change in valuation allowance are realized benefits of operating loss carryforwards of $23, $134 and $42, for the years ended December 31, 2016, 2015 and 2014, respectively.

(**)	Including non-deductible share based compensation.

F.	Deferred tax assets and liabilities

The tax effects of temporary differences and carryforwards that give rise to significant portions of the deferred tax assets and liabilities are presented below:

	December 31,
	2016	2015
	U.S. Dollars
Deferred tax assets:
Allowance for doubtful accounts	161	184
Accrued warranty	89	87
Unearned revenue	243	165
Accrued expenses	427	493
Net operating losses (NOL) and tax credit carryforwards	5,631	6,823
Other temporary differences *	504	197

Total gross deferred tax assets	7,055	7,949
Valuation allowance	(2,222)	(3,087)

Deferred tax asset, net of valuation allowance	4,833	4,862

Deferred tax liability:
Property, plant and equipment	(223)	(240)
Undistributed earnings	(433)	(490)

Net deferred tax assets	4,177	4,132

Other temporary differences in 2016 primarily relate to inventory write off provision

Deferred tax assets are to be recognized for the anticipated tax benefits associated with net operating loss carryforwards and deductible temporary differences, unless it is more likely than not that some or all of the deferred tax assets will not be realized. The adjustment is made by a valuation allowance.

In assessing the realizability of deferred tax assets, Management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.

At December 31, 2016 and 2015 the Company had valuation allowance of $2,222 and $3,087 on certain of deferred tax assets. The net change in the total valuation allowance was a decrease of $865 for the year ended December 31, 2016, an increase of $134 for the year ended December 31, 2015 and a decrease of $656, for the years ended 2014, respectively. Included in the net change in the valuation allowance for the year ended December 31, 2015, is a reduction of $174 for a valuation allowance that was included in the net assets of a foreign subsidiary that was sold. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carryforward period are reduced.

As of December 31, 2016, the Company and its subsidiaries in Israel have regular NOL aggregating approximately $63,429 that will not expire. Included in this amount are NOLs of $17,819 that were generated from the Company filing separate tax returns from its domestic subsidiaries. Based on the earnings history of the Company’s operations in recent years, other than the loss from litigation, and Management’s expectation of continued profitability, Management believes that these losses will be utilized.

As of December 31, 2016, the major foreign subsidiaries have NOL carryforwards aggregating approximately $946 that can be carried forward indefinitely.

G.	Accounting for uncertainty in income taxes

For the years ended December 31, 2016, 2015 and 2014, the Company did not have any significant unrecognized tax benefits. In addition, the Company does not expect that the amount of unrecognized tax benefits will change significantly within the next twelve months.

The Company accounts for interest and penalties related to an underpayment of income taxes as a component of income tax expense. For the years ended December 31, 2016, 2015 and 2014, no interest and penalties related to income taxes have been accrued.

H.	Tax assessments

The Company and its subsidiaries in Israel file their income tax returns in Israel while its principle foreign subsidiaries file their income tax returns in Belgium, Hong Kong, United States of America and China. The Israeli tax returns of Camtek are open to examination by the Israeli Tax Authorities for the tax years beginning in 2011, in addition, the Israeli tax returns of SELA are open to examination by the Israeli Tax Authorities for the tax years beginning in 2012, while the tax returns of its principal foreign subsidiaries remain subject to examination for the tax years beginning in 1999 in Belgium, 2010 in Hong Kong and 2013 in the United States of America.